UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2007
Allied Waste Industries, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14705 (Commission File Number)	88-0228636 (I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona (Address of principal executive offices)	85054 (Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
We are herein providing updated audited consolidated financial statements of Allied Waste Industries, Inc. for the three years ended December 31, 2006. Under generally accepted accounting principles, we are required to reclassify amounts related to discontinued operations on a basis comparable to our current presentation. The historical financial information included herein has been revised and updated from its original presentation in our Form 10-K filed on February 23, 2007 to reflect our sale of hauling, transfer and recycling operations in Florida during the first quarter of 2007.
No other changes or modifications have been made to these financial statements.
In addition, we have provided supplemental financial information for our wholly-owned subsidiary Browning-Ferris Industries, LLC.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Exhibits
99.1 Financial Statements of Allied Waste Industries, Inc.
Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Quantitative and Qualitative Disclosures About Market Risk
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Operations for each of the Three Years in the Period ended December 31, 2006
Consolidated Statements of Stockholders’ Equity for the Three Years ended December 31, 2006
Consolidated Statements of Cash Flows for each of the Three Years in the Period ended December 31, 2006
Notes to Consolidated Financial Statements
99.2 Financial Statements of Browning-Ferris Industries, LLC
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Operations for each of the Three Years in the Period ended December 31, 2006
Consolidated Statements of Member’s Deficit for the Three Years ended December 31, 2006
Consolidated Statements of Cash Flows for each of the Three Years in the Period ended December 31, 2006
Notes to Consolidated Financial Statements
99.3 Consent of PricewaterhouseCoopers, LLP

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED WASTE INDUSTRIES, INC.
Date: May 18, 2007	By:	/s/ Peter S. Hathaway
	Name:	Peter S. Hathaway
	Title:	Executive Vice President and Chief Financial Officer

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